AMALGAMATION (Tables)	9 Months Ended
Sep. 30, 2022
Disclosure of detailed information about business combination [abstract]
SUMMARY OF COST OF ACQUISITION

The costs of the acquisition have been allocated as follows:

NAN’s shares outstanding before RTO	158,741,995
NAN share price ($/share) before RTO	$0.58
FV of shares transferred	$92,070,357
FV of options, warrants and agent warrants	12,110,855
FV of preferred shares	38,082
Total FV of consideration transferred	$104,219,294

Cash	$11,051,917
Trade and other receivables	450,522
Property, plant and equipment	14,111
Exploration and evaluation assets*	18,875,760
Trade payables and accrued liabilities	(1,548,582)
Net assets acquired	28,843,728
Loss on acquisition	75,375,567
$104,219,294

*	Included in net assets acquired are exploration and evaluation assets, totaling $39.2 million, net of an impairment charge of $20.3 million.